EXHIBIT 10.172

                       CONSENT AND AMENDMENT AGREEMENT

            This CONSENT AND AMENDMENT AGREEMENT, dated as of July 17, 1998 (this "AGREEMENT") among PANDA-BRANDYWINE, L.P., a limited partnership organized under the laws of Delaware (the "LESSEE" or the "PARTNERSHIP"), PANDA BRANDYWINE CORPORATION, a Delaware corporation and the sole general partner of the Partnership (the "GENERAL PARTNER"), GENERAL ELECTRIC CAPITAL CORPORATION, a New York corporation, in its individual capacity ("GE Capital") and as the Owner Participant (the "OWNER PARTICIPANT"), FLEET NATIONAL BANK (formerly known as Shawmut Bank Connecticut, National Association), a national banking association, not in its individual capacity but as Owner Trustee (in such capacity, the "OWNER TRUSTEE") and as Security Agent (in such capacity, the "SECURITY AGENT"), FIRST SECURITY BANK, NATIONAL ASSOCIATION, a national banking association, not in its individual capacity but solely as the Indenture Trustee (the "INDENTURE TRUSTEE"), CREDIT SUISSE FIRST BOSTON, a bank organized and existing under the laws of Switzerland, acting by and through its New York branch, in its individual capacity ("CREDIT SUISSE") and as the Administrative Agent (in such capacity, the "ADMINISTRATIVE AGENT"), the Loan Participants signatories hereto (the "LOAN PARTICIPANTS" and each a "LOAN PARTICIPANT") and the Participants (as defined in the Swap Sharing Agreement dated as of January 31, 1997 among Credit Suisse First Boston; Cooperatieve Centrale Raiffeisen-Boerenleenbank B.A, "Rabobank Nederland," Grand Cayman Branch; KB Financial Services (Ireland); MeesPierson N.V.; and Bayerische Vereinsbank AG, New York Branch) (the "SWAP PARTICIPANTS" and each a "SWAP PARTICIPANT").

            All capitalized terms used herein, unless otherwise defined herein, shall have the meanings given to such terms in Annex A to the Participation Agreement, dated as of December 18, 1996, as amended by Amendment No. 1 thereto, dated as of January 31, 1997, among the Partnership, the General Partner, GE Capital, the Owner Participant, the Owner Trustee, the Security Agent, the Indenture Trustee, the Administrative Agent and the Loan Participants named therein (as the same may be further amended, supplemented or otherwise modified from time to time, the "PARTICIPATION AGREEMENT").

                                    RECITALS

            WHEREAS, the Partnership, the General Partner, GE Capital, the Owner Participant, the Owner Trustee, the Security Agent, the Indenture Trustee, the Administrative Agent and the Loan Participants entered into the Financing Documents, including the Participation Agreement, in order to establish rights and obligations among the parties in connection with the leveraged leaseback of a gas fired cogeneration facility located in Brandywine, Maryland;

            WHEREAS, the Partnership desires to enter into (i) a Letter Agreement, dated as of October 24, 1997, with the Power Purchaser, as supplemented by the letter from Ralph T. Killian to Andrew W. Williams dated as of June 30, 1998 and accepted and agreed to by PEPCO on July 17, 1998, in the form attached hereto as Exhibit A (the "PANDA-PEPCO LETTER

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AGREEMENT"), for the purpose of settling certain disputes between the
Partnership and the Power Purchaser, (ii) an Assignment, Assumption and Exclusive Sales Agreement, dated as of July 17, 1998, with Panda Power Corporation, a Delaware corporation ("PPC") in the form attached hereto as Exhibit B (the "PPC ASSIGNMENT AND EXCLUSIVE SALES AGREEMENT") pursuant to which, among other things, the Partnership has assigned to PPC certain rights and PPC has assumed certain obligations under the Panda-PEPCO Letter Agreement and (iii) a Letter Agreement, dated as of July 17, 1998, with the Power Purchaser in the form attached hereto as Exhibit C (the "BALANCING SERVICES LETTER AGREEMENT") pursuant to which the Power Purchaser will provide certain balancing services;

            WHEREAS, pursuant to that certain Collateral Assignment of Assignment, Assumption and Exclusive Sales Agreement, dated as of July 17, 1998, by the Partnership in favor of the Security Agent (the "COLLATERAL ASSIGNMENT OF PPC ASSIGNMENT"), the Partnership has agreed to collaterally assign the PPC Assignment and Exclusive Sales Agreement to the Security Agent for the benefit of the Owner Trustee, and by collateral assignment the Indenture Trustee;

            WHEREAS, pursuant to that certain Consent and Agreement, dated as of July 17, 1998, among PPC, the Partnership, GE Capital, the Indenture Trustee and the Security Agent (the "CONSENT OF PPC"), PPC has consented to the Collateral Assignment of PPC Assignment;

            WHEREAS, the Administrative Agent, the Loan Participants signatories hereto, the Indenture Trustee, the Owner Participant and the Owner Trustee are willing to consent to the Partnership entering into the Panda-PEPCO Letter Agreement, the PPC Assignment and Exclusive Sales Agreement and the Balancing Services Letter Agreement on the terms and subject to the conditions contained herein;

            WHEREAS, in order to accommodate the provisions of the Panda-PEPCO Letter Agreement, the PPC Assignment and Exclusive Sales Agreement and the Balancing Services Letter Agreement, the parties hereto desire to amend certain provisions of the Financing Documents; and

            WHEREAS, simultaneously herewith, the Power Purchaser is approving the amendments to the Financing Documents set forth herein.

            NOW, THEREFORE, in consideration of the agreements herein and in reliance upon the representations and warranties set forth herein, and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the parties hereby agree as follows:

 1.   AMENDMENT NO. 2 TO PARTICIPATION AGREEMENT

            Pursuant to Section 13.1 of the Participation Agreement and Paragraph I of Schedule II to the Participation Agreement, the following amendments are hereby made to the Participation Agreement where indicated.

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            1.1 CERTIFICATES; OTHER INFORMATION. The following amendments, additions and deletions are hereby made to Section 6.10:

            (a) Section 6.10(h) is hereby amended by deleting such section in its entirety and replacing such section with the following:

                  (h) five Business Days prior to each Basic Rent Payment Date, a certificate of an Authorized Officer of the General Partner, in form and substance reasonably satisfactory to the Owner Participant and the Administrative Agent, stating the Available Cash Flow, the Distributable Cash Flow, Cash Flow Available for Distributions and the Operating Cash Flow Ratio for the three-month period (or in the case of the Basic Rent Payment Date to occur on July 31, 1998, the four-month period) ending on the day immediately preceding such Basic Rent Payment Date (each such quarterly period, a "QUARTERLY MEASUREMENT PERIOD") and setting forth reasonably sufficient information to permit the Owner Participant and the Administrative Agent to confirm the accuracy of such amounts;

            (b) The following Section 6.10(m) is hereby added to the end of
Section 6.10:

                  (m) five days prior to each Basic Rent Payment Date, a
            year-to-date summary, in form and substance satisfactory to the Owner Participant and Administrative Agent, setting forth for such period all Additional Sales Contracts, the total actual contractual sales in respect thereof as of such date and for the periods covered by such Additional Sales Contracts, the total expected revenues to the Partnership in respect thereof, the amounts of outstanding receivables due and owing to the Partnership in respect thereof, the status of such outstanding receivables in respect thereof, the aggregate amount of payments to PEPCO, PPC, and any other third parties in respect thereof, and any material amendments or modifications to any Additional Sales Contracts.

            1.2 APPROVAL OF TRANSACTIONS. Between Sections 7.14 and 7.16, a new
Section 7.15 shall be added as follows:

                  7.15 SALES OF EXCESS ENERGY. The Partnership shall not,
            without the prior written approval of the Administrative Agent and the Owner Participant, agree to sell electricity in respect of any Transaction with a term of greater than one year or from which the total expected gross revenues exceed Two Million Dollars ($2,000,000).

            1.3 SALE OF ELECTRICITY. Section 7.21 is hereby amended by deleting such section in its entirety and replacing such section with the following:

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                  7.21 The Partnership will not sell any electricity generated by the Facility to any other person other than the Power Purchaser as provided under the Power Purchase Agreement or PPC as provided under the PPC Assignment and Exclusive Sales Agreement.

            1.4 EXTENDING CAPACITY AND ENERGY SALES PROVISIONS. After Section 7.26, a new Section 7.27 shall be added as follows:

                  7.27. EXTENDING CAPACITY AND ENERGY SALES PROVISIONS. The
            Partnership shall not extend beyond May 31, 2000 the right to broker or sell capacity releases as provided in Paragraph 2 of the Panda-PEPCO Letter Agreement or beyond December 31, 2002 the right to broker or sell energy releases as provided in Paragraph 3 of the Panda-PEPCO Letter Agreement without the prior written consent of the Administrative Agent, the Majority Loan Participants and the Owner Participant, PROVIDED, HOWEVER, that in the event consent only to the extension of the term of the right to broker or sell energy releases as provided in Paragraph 3 of the Panda-PEPCO Letter Agreement is requested and such extension will have no Material Adverse Effect, such consent shall not be unreasonably withheld or delayed beyond ninety (90) days after such consent is requested.

            1.5 ANNEX A. The following amendments, additions and deletions are hereby made to ANNEX A:

                  (a) The definition of the term "ADDITIONAL PROJECT DOCUMENTS" shall be modified by adding after the phrase "and any consent and agreement which constitutes an Ancillary Document and is delivered in connection therewith" and before the phrase "but excluding Non-Material Agreements," the following phrase: "and including, without limitation, the PPC Assignment and Exclusive Sales Agreement and the Balancing Services Letter Agreement."

                  (b) After the term "ADDITIONAL PROJECT DOCUMENTS," the term "ADDITIONAL SALES CONTRACTS" shall be added and defined as follows:

                        "ADDITIONAL SALES CONTRACTS": the collective reference
                  to any agreement or contract evidencing any completed or prospective Transaction.

                  (c) After the term "AVAILABLE CASH FLOW," the term "BALANCING SERVICES LETTER AGREEMENT" shall be added and defined as follows:

                        "BALANCING SERVICES LETTER AGREEMENT": that certain
                  Letter Agreement with respect to energy balancing services dated as of July 17 1998 between the Partnership and PEPCO, as amended, supplemented or

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                  otherwise modified from time to time in accordance with the terms of such agreement and the Participation Agreement.

                  (d) After the term "BUSINESS DAY," the term "CAPACITY SALES RESERVE AMOUNT" shall be added and defined as follows:

                        "CAPACITY SALES RESERVE AMOUNT": (i) as of April 30,
                  1998 and until July 31, 1998, fifty percent (50%) of the amount (without duplication) of the Released Capacity Payments scheduled to be due and owing to PEPCO during the twelve-month period ending on April 30, 1999, (ii) as of July 31, 1998 and on each Basic Rent Payment Date thereafter until January 31, 1999, the total amount (without duplication) of the Released Capacity Payments scheduled to be due and owing to PEPCO during the nine-month period ending on April 30, 1999 minus the amount of the expected revenues during such period to the Partnership in respect of all Additional Sales Contracts in effect as of such date for the sales of capacity pursuant to Paragraph 2 of the Panda-PEPCO Letter Agreement, (iii) as of January 31, 1999 and on each Basic Rent Payment Date thereafter until January 31, 2000, the total amount (without duplication) of the Released Capacity Payments scheduled to be due and owing to PEPCO during the twelve-month period ending on January 31, 2000 minus the amount of the expected revenues during such period to the Partnership in respect of all Additional Sales Contracts in effect as of such date for the sales of capacity pursuant to Paragraph 2 of the Panda-PEPCO Letter Agreement, and (iv) as of January 31, 2000 and on each Basic Rent Payment Date thereafter until May 31, 2000, the total amount (without duplication) of the Released Capacity Payments scheduled to be due and owing to PEPCO during the four-month period ending on May 31, 2000 minus the amount of the expected revenues during such period to the Partnership in respect of all Additional Sales Contracts in effect as of such date for the sales of capacity pursuant to Paragraph 2 of the Panda-PEPCO Letter Agreement; provided, HOWEVER, that in all cases and at all times until the termination of the capacity sales provisions of paragraph 2 of the Panda-PEPCO Letter Agreement, the Capacity Sales Reserve Amount shall not be less than Five Hundred Thousand Dollars ($500,000.00).

                  (e) After the term "DISCOUNT RATE," the term "DISCRETIONARY CAPITAL EXPENDITURE" shall be added and defined as follows:

                        "DISCRETIONARY CAPITAL EXPENDITURE": any capital
                  expenditure made by the Partnership in any fiscal year of the Partnership as to which the Owner Participant and the Administrative Agent have specifically agreed in writing may be designated in the Operating Budget for such fiscal year as a "discretionary capital expenditure" for such fiscal year.

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                  (f) After the term "EFFLUENT WATER AGREEMENT," the term
"ENERGY SALES RESERVE AMOUNT" shall be added and defined as follows:

                        "ENERGY SALES RESERVE AMOUNT": as of April 30, 1998 and
                  on any Basic Rent Payment Date thereafter, the sum of (x) fifty percent (50%) of the amount of invoiced receivables to the Partnership that are not then past-due in respect of sales of energy pursuant to Paragraph 3 of the Panda-PEPCO Letter Agreement and (y) the total amount of past-due receivables owing to the Partnership in respect of sales of energy pursuant to Paragraph 3 of the Panda-PEPCO Letter Agreement.

                  (g) The definition of the term "EURODOLLAR RATE" shall be modified by deleting the definition in its entirety and replacing it with the following:

                        "EURODOLLAR RATE": means (a) the rate per annum
                  determined by the Administrative Agent at approximately 11:00 a.m. (London time) on the date which is two Business Days prior to the beginning of the relevant Interest Period by reference to the British Bankers' Association Interest Settlement Rates for deposits in Dollars (as set forth by any service selected by the Administrative Agent which has been nominated by the British Bankers' Association as an authorized information vendor for the purpose of displaying the rates) for a period equal to such Interest Period; provided that, to the extent that an interest rate is not ascertainable pursuant to the foregoing provisions of this definition, such interest rate shall be the interest rate per annum determined by the Administrative Agent to be the rate per annum at which deposits in Dollars are offered for such relevant Interest Period to major banks in the London interbank market in London, England by the Administrative Agent at approximately 11:00 a.m. (London time) on the date which is two Business Days prior to the beginning of such Interest Period, DIVIDED BY (b) one minus the Eurocurrency Reserve Requirements.

                  (h) After the term "O&M LETTER OF CREDIT," the term "O&M RESERVE AMOUNT" shall be added and defined as follows:

                        "O&M RESERVE AMOUNT": from the Lease Closing Date until
                  the fifth anniversary thereof, $5,000,000; and for each calendar year from and after the fifth anniversary of the Lease Closing Date, an amount equal to the sum of (x) the O&M Reserve Amount then in effect for the prior calendar year (the "PRIOR O&M RESERVE AMOUNT") plus (y) the product of the GNP Deflator for the prior calendar year times the Prior O&M Reserve Amount.

                  (i) The definition of the term "OPERATING CASH FLOW" shall be modified by adding after the phrase "(ii) fees payable pursuant to subsection 2.3(b) and (c) of the

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Reimbursement Agreement," the following phrase, "and (iii) the PPC Adjusted Net
Payment payable pursuant to Section 4.2(a) of the Security Deposit Agreement."

                  (j) The definition of the term "OPERATING CASH FLOW RATIO" shall be modified by deleting the definition in its entirety and replacing it with the following:

                        "OPERATING CASH FLOW RATIO": as of any date of
                  determination in any calendar month, the quotient obtained by dividing Operating Cash Flow for the rolling three-month period ending on the day immediately preceding the last day of such calendar month by the sum of Basic Rent payable on the next succeeding Basic Rent Payment Date.

                  (k) After the term "OPERATION AND MAINTENANCE RESERVE ACCOUNT," the term "OPERATION AND MAINTENANCE RESERVE L/C" shall be added and defined as follows:

                        "OPERATION  AND  MAINTENANCE  RESERVE L/C": as defined
                  in Section 7(b)(iv) of the Facility Lease."

                  (l) After the term "PANDA," the term "PANDA CONFIRMATION LETTER" shall be added and defined as follows.

                        "PANDA  CONFIRMATION  LETTER":  a Confirmation  Letter
                  (as defined in the PPC Assignment and Exclusive Sales Agreement) between the Partnership and PPC.

                  (m) After the term "PANDA CONFIRMATION LETTER," the term "PANDA-PEPCO LETTER AGREEMENT" shall be added and defined as follows:

                        "PANDA-PEPCO LETTER AGREEMENT": that certain Letter
                  Agreement dated as of October 24, 1997 between the Partnership and PEPCO, as supplemented by the letter from Ralph T. Killian to Andrew W. Williams dated as of June 30, 1998 and accepted and agreed to by PEPCO on July 17, 1998, and as further amended, supplemented or otherwise modified from time to time in accordance with the terms of such agreement and the Participation Agreement.

                  (n) After the term "PEPCO LETTERS OF CREDIT," the term "PEPCO PAYMENTS" shall be added and defined as follows:

                        "PEPCO PAYMENTS": all amounts payable to PEPCO by the
                  Partnership or any other party pursuant to Paragraphs 2, 3 and 5 of the Panda-PEPCO Letter Agreement which amounts shall include the Released Capacity Payments, all fees and incentive payments payable to PEPCO pursuant to such Paragraphs and any interest accrued on such amounts pursuant to the Panda-PEPCO Letter Agreement as a result of

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                  being past due. For the avoidance of doubt, pursuant to the
                  PPC Assignment and Exclusive Sales Agreement, PPC has assumed the obligation to make all PEPCO Payments and the Partnership remains liable for all of its obligations to make PEPCO Payments to the extent such obligations are not fulfilled in a timely manner by PPC.

                  (o) The definition of the term "POWER PURCHASE AGREEMENT" shall be modified by adding after the phrase, "(including all amendments and clarification letters relating thereto) delivered to the Owner Participant and Administrative Agent on the Lease Closing Date," the following phrase, "as supplemented by the Panda-PEPCO Letter Agreement and."

                  (p) After the term "POWER PURCHASER," the term "PPC" shall be added and defined as follows:

                        "PPC" shall mean Panda Power  Corporation,  a Delaware
                  corporation.

                  (q) After the term "PPC," the term "PPC ADJUSTED NET PAYMENT" shall be added and defined as follows:

                        "PPC  ADJUSTED NET  PAYMENT":  as defined in Article 1
                  to the PPC Assignment and Exclusive Sales Agreement.

                  (r) After the term "PPC ADJUSTED NET PAYMENT," the term "PPC ASSIGNMENT AND EXCLUSIVE SALES AGREEMENT" shall be added and defined as follows:

                        "PPC ASSIGNMENT AND EXCLUSIVE SALES AGREEMENT": the
                  Assignment, Assumption and Exclusive Sales Agreement, dated as of July 17, 1998, between the Partnership and PPC, including all Panda Confirmation Letters executed thereunder, as the same may be amended, supplemented or otherwise modified from time to time in accordance with the terms of such agreement, the Panda-PEPCO Letter Agreement and the Participation Agreement.

                  (s) The definition of the term "PROJECT EXPENSES" shall be modified as follows:

                        (i) by deleting clause (viii) in its entirety and
                  replacing such clause with the following:

                              (viii) capital expenditures in the ordinary course
                        of business and set forth in the current Operating Budget but excluding any Discretionary Capital Expenditures PLUS

                        (ii) by adding a new clause (xi) after clause (x) to
                  read as follows:

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                              PLUS (xi) the sum of all PEPCO Payments to the
                        extent PPC has failed to make such PEPCO Payments when due under the terms of the Panda-PEPCO Letter Agreement.

                        (iii) by deleting the reference to "(x)" in the last
                  sentence of such definition and substituting therefor a reference to "(xi)."

                        (iv) by adding at the end of the last sentence of such
                  definition the following phrase, "or any PPC Adjusted Net Payments payable pursuant to Section 4.2(a) of the Security Deposit Agreement."

                  (t) The definition of "QUARTERLY MEASUREMENT PERIOD" shall be modified by deleting the definition in its entirety and replacing it with the following:

                        "QUARTERLY MEASUREMENT PERIOD": as of any Basic Rent
                  Payment Date, the three-month period (or in the case of the Basic Rent Payment Date to occur on July 31, 1998, the four-month period) ending on the day immediately preceding such Basic Rent Payment Date.

                  (u) After the term "REIMBURSEMENT EVENT OF DEFAULT," the term "RELEASED CAPACITY PAYMENTS" shall be added and defined as follows:

                        "RELEASED CAPACITY PAYMENTS": amounts payable to PEPCO
                  by the Partnership or any other party as compensation for the release of capacity by PEPCO pursuant to Paragraph 2 of the Panda-PEPCO Letter Agreement. For the avoidance of doubt, pursuant to the PPC Assignment and Exclusive Sales Agreement, PPC has assumed the obligation to make all Released Capacity Payments and the Partnership remains liable for all of its obligations to make Released Capacity Payments to the extent such obligations are not fulfilled in a timely manner by PPC.

                  (v) The definition of the term "REQUIRED OPERATION AND MAINTENANCE RESERVE BALANCE" shall be modified by deleting the definition in its entirety and replacing it with the following:

                        "REQUIRED   OPERATION   AND   MAINTENANCE   RESERVE
                  Balance": the sum of the O&M Reserve Amount plus the Capacity Sales Reserve Amount.

                  (w) The definition of the term "REQUIRED RENT RESERVE BALANCE" shall be modified by deleting the definition in its entirety and replacing it with the following:

                        "REQUIRED  RENT  RESERVE  BALANCE":  the  sum  of  the
                  Energy Sales Reserve Amount plus:

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                        (a)  at  any   time   prior   to   April   30,   1997,
                  $2,610,509.14;

                        (b) during the period starting on April 30, 1997 and
                  ending on October 30, 1997, $5,221,018.28;

                        (c) during the period starting on October 31, 1997 and
                  ending on January 30, 1998, $5,213,485.62;

                        (d) during the period starting on January 31, 1998 and
                  ending on October 30, 1998, $5,205,952.96;

                        (e) during the period starting on October 31, 1998 and
                  ending on January 30, 1999, $7,596,956.10;

                        (f) during the period starting on January 31, 1999 and
                  ending on October 30, 1999, $9,987,959.24;

                        (g) during the period starting on October 31, 1999 and
                  ending on January 30, 2000, $10,159,093.16;

                        (h) during the period starting on January 31, 2000 and
                  ending on October 30, 2000, $10,330,227.08;

                        (i) during the period starting on October 31, 2000 and
                  ending on January 30, 2001, $11,981,381.20;

                        (j) during the period starting on January 31, 2001 and
                  ending on October 30, 2001, $13,632,535.32;

                        (k) during the period starting on October 31, 2001 and
                  ending on January 30, 2002, $13,800,830.69;

                        (l) during the period starting on January 31, 2002 and
                  ending on October 30, 2002, $13,969,126.06;

                        (m) during the period starting on October 31, 2002 and
                  ending on January 30, 2003, $13,961,309.93;

                        (n) during the period starting on January 31, 2003 and
                  ending on April 29, 2003, $13,953,493.80;

                        (o) on April 30, 2003 and at any time thereafter, the
                  greater of (i) $2,400,000 or (ii) an amount equal to the sum of the payments of Basic Rent scheduled to be due and owing on the two next succeeding Rent Payment Dates.

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(x) The definition of the term "SPECIFIED PARTICIPANT" shall be modified by adding after the phrase "each Gas Transportor" and before the phrase "and the Power Purchaser," the following phrase: ", PPC."

(y) After the term "TOTAL ACCRETION LINE OF CREDIT COMMITMENT," the term "TRANSACTION" shall be added and defined as follows:

                        "TRANSACTION":  as  defined  in  Article  1 to the PPC
                  Assignment and Exclusive Sales Agreement.

            1.6 SCHEDULE 6. Schedule 6 to the Participation Agreement is hereby deleted in its entirety and replaced by Schedule 6 attached hereto.


 2.   AMENDMENT NO. 1 TO AMENDED AND RESTATED SECURITY DEPOSIT AGREEMENT

            Pursuant to Section 9.5 of the Amended and Restated Security Deposit Agreement, the following amendments are hereby made where indicated to the Amended and Restated Security Deposit Agreement.

            2.1 DEPOSITS. The following Section 3.1(i) is hereby added to the end of Section 3.1:

                  (i) The Lessee shall instruct PEPCO to make payment directly to and shall cause to be deposited in the Revenue Account the amount required to be paid by PEPCO under Paragraph 1 of the Panda-PEPCO Letter Agreement, which is equal to $3,855,992.00.

            2.2 REVENUE ACCOUNT -- MONTHLY TRANSFERS AFTER THE LEASE CLOSING
DATE.

                  (a) Section 4.2(a) is hereby amended by adding to the third sentence thereof, a new clause (iii) as follows:

                  and (iii) so long as (A) all amounts then required to be on deposit in the Rent Reserve Account, the Operation and Maintenance Reserve Account and the Warranty Maintenance Reserve Account (and any other account maintained under the Security Deposit Agreement other than the Interest Hedging Account) shall be on deposit therein, (B) the Operating Cash Flow Ratio for the immediately preceding Quarterly Measurement Period shall be greater than 1.2 and (C) at the time of the distribution described in this clause (iii) and after giving effect thereto, no Lease Default, Lease Event of Default, Reimbursement Default or Reimbursement Event of Default shall have occurred and be continuing, then to PPC, up to the amount then available in the Revenue Account, all amounts due and

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                  payable to PPC as the PPC Adjusted Net Payment plus the
                  accrued interest on any such amounts that are past due pursuant to the PPC Assignment and Exclusive Sales Agreement.

                  (b) The Form of Project Certificate set forth in Schedule 1 to the Security Deposit Agreement is hereby amended by adding a new paragraph (6) to such Schedule 1 as follows:

                        (6) As of this Monthly Transfer Date for the distributions described herein, (a) all amounts required to be on deposit in the Rent Reserve Account, the Operation and Maintenance Reserve Account and the Warranty Maintenance Reserve Account (and any other account maintained under the Security Deposit Agreement other than the Interest Hedging Account) are on deposit therein,
                              (b) the Operating Cash Flow Ratio for the immediately preceding Quarterly Measurement Period is greater than 1.2 and (c) at the time of the distribution described herein and after giving effect thereto, no Lease Default, Lease Event of Default, Reimbursement Default or Reimbursement Event of Default shall have occurred and be continuing. Accordingly, the following amount is due and payable to PPC representing the PPC Adjusted Net Payments plus the accrued interest on any such PPC Adjusted Net Payments that are past due pursuant to the PPC Assignment and Exclusive Sales Agreement: $___________.

            2.3 RENT RESERVE ACCOUNT. Section 4.5 is hereby amended by adding to the final sentence of such section after the phrase "(less any Accretion Amount)" and before the phrase "as reasonably determined by the Administrative Agent and certified to the Security Agent," the following phase, "PLUS the lesser of (1) the Energy Sales Reserve Amount as of such Basic Rent Payment Date and (2) the excess of the amount then on deposit in the Rent Reserve Account over the amount then required to be on deposit in the Rent Reserve Account under clauses (a) through (o) of the definition of the term "Required Rent Reserve Balance."

            2.4 OPERATION AND MAINTENANCE RESERVE ACCOUNT.

                  (a) Section 4.6 is hereby amended by adding to the end of the final sentence of such section the following:

                  PROVIDED, HOWEVER, that any amounts distributed at any time in respect of PEPCO Payments shall not be in excess of the lesser of (1) the Capacity Sales Reserve Amount for the immediately preceding Basic Rent Payment Date and (2) the excess of the amount then on deposit in the Operation and Maintenance Reserve Account over the aggregate amount required to be on deposit therein allocated to the O&M Reserve Amount pursuant to Section 7(b) of the Facility Lease.

                        If an Operation and Maintenance Reserve L/C is delivered
                  in satisfaction of all or any part of the Partnership's funding obligations with respect to the Operation and Maintenance Reserve Account, then the Security Agent shall make any withdrawal, transfer or distribution from the Operation and Maintenance Account as required hereunder, first, from actual funds on deposit in the Operation and Maintenance Reserve Account and, second, from drafts on the Operation and Maintenance Reserve L/C to the extent of any deficiency in the Operation and Maintenance Reserve Account. In addition, the Security Agent shall draw the entire amount of the Operation and Maintenance Reserve L/C on the date that is forty-five (45) days prior to any expiration date of the Operation and Maintenance Reserve L/C unless the Partnership causes the Operation and Maintenance Reserve L/C to be renewed prior to such date.

                  (b) Exhibit D to the Amended and Restated Security Deposit Agreement is hereby amended by:

                        (i) deleting the second paragraph of such Exhibit D in
            its entirety and replacing it with the following:

                              Please liquidate investments in the Operation and
                        Maintenance Reserve Account [and draw on the Operation and Maintenance Reserve L/C] in an amount sufficient to yield proceeds of $_______________ to be used for [LOC Reimbursement Obligation in respect of drawings under the O&M Letter of Credit] [ ]. [LIST REQUESTED DISBURSEMENTS SEPARATELY.] Such amount[s] should be paid by [official bank check] [or] [wire transfer] to [GE Capital] [the Lessee] [payee[s]] at [ADDRESS[ES]] of [GE Capital] [the Lessee] [payee[s]].

                        (ii) deleting subparagraph (b) of the third paragraph of
            such Exhibit D in its entirety and replacing it with the following:

                              (b) the moneys to be delivered pursuant hereto
                        represent [amounts that the Lessee has paid from its own funds] [amounts that are currently due and owing to the payees identified above] [constituting Project Expenses that are maintenance expenses incurred with respect to the Project or any portion thereof] [constituting PEPCO Payments] for which funds are not available for payment from revenues of the Project.

            2.5 RELEASE OF EXCESS AMOUNTS.

                  (a) Section 4.7 is hereby amended by deleting clause (i) of such section in its entirety and replacing it with the following:

                  (i) an amount on deposit in the Rent Reserve Account or the Operation and Maintenance Reserve Account (including any amount available for drawing under an Operation and Maintenance Reserve L/C ) is in excess of the then Required Rent Reserve Balance or the then Required Operation and Maintenance Reserve Balance, as the case may be, as the result of the actual realization of income or gain on the amounts on deposit in such Account, a reduction in the Capacity Sales Reserve Amount or the Energy Sales Reserve Amount, or the delivery of an Operation and Maintenance Reserve L/C,

                  (b) Exhibit E to the Amended and Restated Security Deposit Agreement is hereby amended by deleting subparagraph (b) to the first paragraph of such Exhibit E in its entirety and replacing it with the following:

                        (b) the amount on deposit in the [Operation and Maintenance Reserve] [Rent Reserve] Account [plus the amount available for drawing under an Operation and Maintenance Reserve L/C] is
                              $__________ and the amount of the Required [Operation and Maintenance] [Rent] Reserve Balance is $__________, resulting in excess funds in the amount of $__________ which excess funds are the result of [income or gain earned on amounts on deposit therein] [and] [a reduction in the [Capacity Sales Reserve Amount] [Energy Sales Reserve Amount]] [and] [the delivery of an Operation and Maintenance Reserve L/C] (the "EXCESS AMOUNT").
                                                 -------------

 3.   AMENDMENT NO. 1 TO FACILITY LEASE

            Pursuant to Section 20(a) of the Facility Lease, the following amendments are hereby made where indicated to the Facility Lease.

            3.1 OPERATION AND MAINTENANCE RESERVE ACCOUNT. Section 7(b) is hereby amended by deleting such section in its entirety and replacing it with the following:

                  (b)   OPERATION AND MAINTENANCE RESERVE ACCOUNT.

                        (i) On the Lease Closing Date, the Lessee shall deposit
            in the Operation and Maintenance Reserve Account an amount equal to the Initial Operation and Maintenance Reserve Deposit. On the Basic Rent Payment Date to occur on April 30, 1998, the Security Agent shall transfer to the Operation and Maintenance Reserve Account from the cash available in the Revenue Account an amount equal to the Capacity Sales Reserve Amount then required. On each Basic Rent Payment Date, the Lessee shall, out of the cash then available in the Revenue Account (and in accordance with the priorities set forth in the Security Deposit Agreement), deposit into the Operation and Maintenance Reserve Account unless and until the Required Operation and Maintenance Reserve Balance (less the amount, if any, then available for drawing under any Operation and Maintenance Reserve L/C provided by the Lessee pursuant to paragraph (iv) of this Section 7(b)) shall be on deposit in the Operation and Maintenance Reserve Account:

                              (A) for allocation to the O&M Reserve Amount,
                  unless and until amounts deposited therein allocated to the O&M Reserve Amount equal or exceed the O&M Reserve Amount required at that time, (1) with respect to each of the first eight (8) Basic Rent Payment Dates, an amount equal to $125,000 plus the amount of any accrued deficiencies in contributions allocated to O&M Reserve Amount with respect to prior periods, (2) with respect to the eight (8) Basic Rent Payment Dates occurring immediately thereafter, an amount equal to $375,000 plus the amount of any accrued deficiencies in contributions allocated to the O&M Reserve Amount with respect to prior periods and (3) with respect to each Basic Rent Payment Date thereafter, an amount equal to one fourth of the "INCREMENTAL REQUIRED BALANCE" (as defined below) for the Lease Year in which such Basic Rent Payment Date falls, plus the amount of any accrued deficiencies in contributions allocated to the O&M Reserve Amount with respect to prior periods,

                              (B) for allocation to the Capacity Sales Reserve
                  Amount, an amount such that after such deposit, the total amount deposited therein allocated to the Capacity Sales Reserve Amount shall equal the Capacity Sales Reserve Amount required at that time, and

            "INCREMENTAL REQUIRED BALANCE" for any Lease Year shall be the difference between the O&M Reserve Amount for such Lease Year and the O&M Reserve Amount for the immediately preceding Lease Year. Deposits made into the Operation and Maintenance Reserve Account pursuant to Section 7(b)(iii) shall not be credited toward the Lessee's obligation to make deposits in such Account pursuant to this Section 7(b)(i).

                        (ii) Income or gain earned on amounts on deposit in the
            Operation and Maintenance Reserve Account shall be deemed to have been earned by Lessee and deposited into such account and shall be retained therein and credited to the Required Operation and Maintenance Reserve Balance. If, on any Basic Rent Payment Date, either:

                              (A) as the result of the actual realization of
                  income or gain on the amounts on deposit in the Operation and Maintenance Reserve Account, an amount in excess of the Required Operation and Maintenance Reserve Balance shall be on deposit therein, or

                              (B) as a result of the reduction in the Capacity
                  Sales Reserve Amount, an amount in excess of the Required Operation and Maintenance Reserve Balance shall be on deposit therein, or

                              (C) as a result of the delivery of an Operation
                  and Maintenance Reserve L/C, the amounts available for drawing from such Operation and Maintenance Reserve L/C together with the amounts on deposit in the Operation and Maintenance Reserve Account exceed the Required Operation and Maintenance Reserve Balance at such time, and no Lease Default or Lease Event of Default shall have occurred and then be continuing, such excess may be distributed to the Revenue Account on such Basic Rent Payment Date.

                        (iii) In the event of any withdrawal from the Operation
            and Maintenance Reserve Account (other than withdrawals as a result of income or gain in excess of the Required Operation and Maintenance Reserve Balance, a reduction of the Capacity Sales Reserve Amount, or the delivery of an Operation and Maintenance Reserve L/C as permitted pursuant to Section 7(b)(ii)), on each Basic Rent Payment Date occurring after such withdrawal and until the Operation and Maintenance Reserve Account has been replenished by the amount of such withdrawal, the Lessee shall deposit into the Operation and Maintenance Reserve Account, prior and in addition to any deposits required to be made pursuant to Section 7(b)(i), 50% of Available Cash Flow for the Quarterly Measurement Period ended immediately prior to such Basic Rent Payment Date.

                        (iv) In lieu of depositing in the Operation and
            Maintenance Reserve Account any amount required to be so deposited by the Lessee under Section 7(a) or (b) hereof (or in lieu of maintaining in such account any amount previously so deposited), the Lessee may cause to be provided a letter of credit with an amount available for drawing not less than such amount required to be so deposited (or, as the case may be, required to so remain on deposit) (the "OPERATION AND MAINTENANCE RESERVE L/C"); PROVIDED, that (A) such letter of credit shall (1) have been issued by a bank or other financial institution acceptable to each of the Lessor, GE Capital and the Administrative Agent and (2) be in form and substance satisfactory to each of the Lessor, GE Capital and the Administrative Agent in the sole discretion of each (including, without limitation, in respect of the circumstances under which drawings can be made under such letter of credit and the Person or Persons on whose behalf such drawings can be made) and (B) (1) the Lessee has no direct or indirect reimbursement obligations or liabilities of any type whatsoever to the issuer of such letter of credit or any other Person in respect of such letter of credit and (2) none of the Collateral is encumbered as security for the payment or performance of any obligation under such letter of credit.

            3.2 RENT RESERVE ACCOUNT.

                  (a) Section 7(c)(ii) is hereby amended by adding to the second sentence thereof after the phrase "[i]f, on any Basic Rent Payment Date, as the result of the actual realization of income or gain on the amounts on deposit in the Rent Reserve Account," the phrase "or a reduction in the Energy Sales Reserve Amount."

                  (b) Section 7(c)(iii) is hereby amended by deleting the phrase "one month" where it appears therein and replacing it with the word "immediately."

            3.3 FACILITY OPERATION AND MAINTENANCE. Section 8(a) is hereby amended by deleting the final sentence of such section and replacing such sentence with the following: "The Lessee shall not sell any electricity generated by the Facility except to the Power Purchaser as provided in the Power Purchase Agreement or PPC as provided in the PPC Assignment and Exclusive Sales Agreement."

            3.4 REQUIRED FIXED RATE RENEWAL OPTION. Section 12 is hereby amended by adding immediately after paragraph (c) of such section a new paragraph (d) as follows:

                  (d) REQUIRED FIXED RATE RENEWAL OPTION. The Lessor may, by
            providing written notice to the Lessee not later than April 30, 2005, require the Lessee to exercise, pursuant to Section 12(a), the Fixed Rate Renewal Option to renew the Facility Lease at the end of the Basic Term for one Fixed Rate Renewal Term. In the event that the Lessor shall have provided such notice, (i) the Lessee shall be deemed for all purposes hereof to have given on the date of such notice by the Lessor irrevocable written notice to the Lessor pursuant to Section 13(a)(ii) hereby that the Lessee intends to exercise such option and (ii) without the need for any further action by any party, the Facility Lease shall be renewed at the end of the Basic Term for one Fixed Rate Renewal Term. Notwithstanding any provision hereof, the Lessee shall not be required to provide any Renewal Appraisal in connection with a renewal pursuant to this
            Section 12(d).

            3.5 SCHEDULE C. Schedule C is hereby amended by deleting such
Schedule in its entirety and replacing it with Schedule C attached hereto.

            3.6 SCHEDULE D. Schedule D is hereby amended by deleting such
Schedule in its entirety and replacing it with Schedule C attached hereto.

 4.   AMENDMENT NO. 1 TO INTEREST HEDGING AGREEMENT

            Pursuant to Section 9(b) of the Interest Hedging Agreement, the following amendments are hereby made where indicated to the Interest Hedging Agreement.

            4.1 LIBOR DEFINITION. Part 4(m) of the Schedule to the Master Agreement shall be modified by deleting such section in its entirety and replacing it with the following:

                  (m) "LIBOR" shall mean (a) the rate per annum determined by the Administrative Agent at approximately 11:00 a.m. (London time) on the date which is two Business Days prior to the beginning of the relevant Interest Period by reference to the British Bankers' Association Interest Settlement Rates for deposits in Dollars (as set forth by any service selected by the Administrative Agent which has been nominated by the British Bankers' Association as an authorized information vendor for the purpose of displaying the rates) for a period equal to such Interest Period; provided that, to the extent that an interest rate is not ascertainable pursuant to the foregoing provisions of this definition, such interest rate shall be the interest rate per annum determined by the Administrative Agent to be the rate per annum at which deposits in Dollars are offered for such relevant Interest Period to major banks in the London interbank market in London, England by the Administrative Agent at approximately 11:00 a.m. (London time) on the date which is two Business Days prior to the beginning of such Interest Period, DIVIDED BY (b) one minus the Eurocurrency Reserve Requirements.

 5.   CONSENT

            5.1 PANDA-PEPCO LETTER AGREEMENT. Each of the Administrative Agent, the Loan Participants signatories hereto, the Indenture Trustee, the Owner Trustee and the Owner Participant hereby acknowledges and agrees that it has been informed of, and consents to, the entering into and the performance by the Partnership of the Panda-PEPCO Letter Agreement, the PPC Assignment and Exclusive Sales Agreement and the Balancing Services Letter Agreement.

            5.2 INTEREST HEDGING AGREEMENT. Each of the Swap Participants hereby acknowledges and agrees that it has been informed of, and consents to, the terms, the existence of, the entering into and the performance under this Agreement including the provisions of Section 4 hereof.

 6.   REPRESENTATIONS AND WARRANTIES

            Each of the Partnership and the General Partner represents and warrants as of the date hereof:

            6.1 EXISTENCE.

                  (a) The Partnership has been duly formed and is validly existing and in good standing under the laws of Delaware with partnership power and authority to conduct its business as now conducted and to own, or hold under lease, its assets and to enter into this Agreement, the Panda-PEPCO Letter Agreement, the PPC Assignment and Exclusive Sales Agreement, the Balancing Services Letter Agreement, the Assignment referred to in Section 7.6(ii) hereof (the "Collateral Assignment of PPC Assignment") and the Consent to Assignment referred to in Section 7.6(ii) hereof (the "Consent of PPC") and perform its obligations thereunder.

                  (b) The General Partner has been duly incorporated and is validly existing and in good standing under the laws of Delaware with corporate power and authority to conduct its business as now conducted and to own, or hold under lease, its assets and to enter into this Agreement, the Panda-PEPCO Letter Agreement, the PPC Assignment and Exclusive Sales Agreement, the Balancing Services Letter Agreement, the Collateral Assignment of PPC Assignment and the Consent of PPC and perform its obligations thereunder.

            6.2 AUTHORITY.

                  (a) The execution, delivery and performance of this Agreement, the Panda-PEPCO Letter Agreement, the PPC Assignment and Exclusive Sales Agreement, the Balancing Services Letter Agreement, the Collateral Assignment of PPC Assignment and the Consent of PPC have been duly authorized by all necessary partnership action of the Partnership, and such documents have been duly executed and delivered by the Partnership.

                  (b) The execution, delivery and performance of this Agreement, the Panda-PEPCO Letter Agreement, the PPC Assignment and Exclusive Sales Agreement, the Balancing Services Letter Agreement, the Collateral Assignment of PPC Assignment and the Consent of PPC have been duly authorized by all necessary corporate action of the General Partner, and such documents have been duly executed and delivered by the General Partner.

            6.3 NO CONFLICTS.

                  (a) The execution and delivery by the Partnership of this Agreement, the Panda-PEPCO Letter Agreement, the PPC Assignment and Exclusive Sales Agreement, the Balancing Services Letter Agreement, the Collateral Assignment of PPC Assignment and the Consent of PPC and the performance of the obligations of the Partnership under such documents do not: (i) violate any federal, New York, Texas or Delaware statute, rule or regulation applicable to the Partnership, (ii) violate the provisions of the Partnership Agreement of the Partnership, (iii) result in the breach of or a default under any indenture, mortgage, deed of trust, credit agreement, loan agreement or any other material agreement to which the Partnership is a party or by which the Partnership or its assets are bound, (iv) result in the breach of or a default under any court or administrative orders, writs, judgments and decrees specifically directed to the Partnership, or (v) require any consents, approvals, authorizations, registrations, declarations or filings by the Partnership under any statute, rule or regulation applicable to the Partnership except such consents, approvals, authorizations, registrations, declarations and filings that have already been obtained and are in full force and effect.

                  (b) The execution and delivery by the General Partner of this Agreement, the Panda-PEPCO Letter Agreement, the PPC Assignment and Exclusive Sales Agreement, the Balancing Services Letter Agreement, the Collateral Assignment of PPC Assignment and the Consent of PPC and the performance of the obligations of the General Partner under such documents do not: (i) violate any federal, New York, Texas or Delaware statute, rule or regulation applicable to the General Partner, (ii) violate the provisions of the Certificate of Incorporation and Bylaws of the General Partner, (iii) result in the breach of or a default under any indenture, mortgage, deed of trust, credit agreement, loan agreement or any other material agreement to which the General Partner is a party or by which the General Partner or its assets are bound, (iv) result in the breach of or a default under any court or administrative orders, writs, judgments and decrees specifically directed to the General Partner, or (v) require any consents, approvals, authorizations, registrations, declarations or filings by the General Partner under any statute, rule or regulation applicable to the General Partner except such consents, approvals, authorizations, registrations, declarations and filings that have already been obtained and are in full force and effect.

            6.4 ENFORCEABILITY.

                  (a) Each of this Agreement, the Panda-PEPCO Letter Agreement, the PPC Assignment and Exclusive Sales Agreement, the Balancing Services Letter Agreement, the Collateral Assignment of PPC Assignment and the Consent of PPC constitutes a legally valid and binding obligation of the Partnership, enforceable against the Partnership in accordance with its terms, except as enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting the rights of creditors generally and by general principles of equity.

                  (b) Each of this Agreement, the Panda-PEPCO Letter Agreement, the PPC Assignment and Exclusive Sales Agreement, the Balancing Services Letter Agreement, the Collateral Assignment of PPC Assignment and the Consent of PPC constitutes a legally valid and binding obligation of the General Partner, enforceable against the General Partner in accordance with its terms, except as enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting the rights of creditors generally and by general principles of equity.

            6.5 PRO FORMA FINANCIAL STATEMENTS. The pro forma financial statements for the Partnership and PPC attached hereto as Exhibit D are complete and correct in all material respects and fairly present the information contained therein as date hereof and, to the extent they relate to future periods, are based on reasonable assumptions for the forecast period contained therein. To the best knowledge of the Partnership, as of the date of the pro forma financial statements, neither the Partnership nor PPC has any material liability, contingent or otherwise, or any material forward or long-term commitments which are not disclosed by, or reserved against in, the pro forma financial statements. There are no unrealized or anticipated losses from any unfavorable commitments of the Partnership or PPC which would reasonably be expected to have a Material Adverse Effect.

            6.6 REAFFIRMED REPRESENTATIONS. Each of the Partnership and the General Partner hereby reaffirms the representations and warranties set forth in Sections 3.5 (GOVERNMENTAL ACTIONS AND OTHER CONSENTS AND APPROVALS), 3.7 (NO PROCEEDING OR LITIGATION), 3.8 (NO DEFAULT OR EVENT OF LOSS), 3.13 (INVESTMENT COMPANY ACT; ETC.), 3.20 (PUBLIC UTILITY STATUS) and 3.27 (QUALIFYING FACILITY) of the Participation Agreement as each being true and correct as of the date hereof and represents and warrants that none of the representations and warranties set forth in any such section will become untrue as a result of the Partnership's entering into and performing under any of the Panda-PEPCO Letter Agreement, the PPC Assignment and Exclusive Sales Agreement or the Balancing Services Letter Agreement.

 7.   CONDITIONS PRECEDENT

            This Agreement shall not become effective until the date as of which all of the following conditions precedent shall have been fulfilled:

            7.1 This Agreement shall have been duly executed and delivered by each of the Partnership, the Owner Participant, the Administrative Agent, the General Partner, the Owner Trustee, the Security Agent, the Indenture Trustee, the Required Loan Participants and the Swap Participants.

            7.2 The Owner Participant and the Administrative Agent shall each have received (with a copy for each Loan Participant) such legal opinions, in form and substance reasonably satisfactory to the Owner Participant and the Administrative Agent, as are reasonably requested by the Owner Participant and the Administrative Agent in respect of this Agreement, the Panda-PEPCO Letter Agreement and the documents and transactions contemplated therein and herein, including without limitation, legal opinions from local and federal regulatory counsel concerning the Panda-PEPCO Letter Agreement, the PPC Assignment and Exclusive Sales Agreement, the Balancing Services Letter Agreement and the transactions contemplated in each such agreement.

            7.3 The Owner Participant and the Administrative Agent shall each have received from the Partnership a marketing plan satisfactory to each of them in respect of the brokering and sale of electric energy and capacity released for such brokering and sale under the Panda-PEPCO Letter Agreement, and the Owner Participant and the Administrative Agent shall have received (with a copy for each Loan Participant) true and correct copies, certified as such by the Partnership, of all agreements entered into prior to the date hereof in respect of such brokering and sale, and all such agreements, and all other documents and arrangements in respect of such brokering and sale, shall be in form and substance reasonably satisfactory to the Owner Participant and the Administrative Agent.

            7.4 The Owner Participant and the Administrative Agent shall have received written confirmation regarding PEPCO's interpretation concerning the number of must-run hours under the Power Purchase Agreement.

            7.5 The Partnership shall have paid or caused to be paid to the Owner Participant, in immediately available funds, all verifiable third-party costs of match-funding breakage payable by the Owner Participant in connection with any termination, amendments or other modifications effected or to be effected in order to reflect the new Schedules C and D of the Facility Lease and
Schedule 6 of the Participation Agreement to be put in place hereby, provided, HOWEVER, that at the Partnership's option and in a form satisfactory to GE Capital and the Administrative Agent , such costs can be incorporated into Schedules C and D of the Facility Lease and Schedule 6 of the Participation Agreement in lieu of a single cash payment.

            7.6 The Owner Participant and the Administrative Agent shall have received (i) the approval of the Power Purchaser to the amendments to the Financing Documents as set forth herein, (ii) the consent of the Power Purchaser to the Partnership's assignment of certain rights and obligations under the Panda-PEPCO Letter Agreement as set forth in the PPC Assignment and Exclusive Sales Agreement and (iii) pursuant to Section 6.14(a) of the Participation Agreement, an Assignment by the Partnership of the PPC Assignment and Exclusive Sales Agreement and a Consent to Assignment by PPC with respect to such Assignment, in each case, in form and substance satisfactory to each of the Owner Participant and the Administrative Agent.

            7.7 The following documents shall have been duly authorized, executed and delivered by the respective parties thereto, and an executed counterpart of each shall have been delivered to the Owner Participant, the Administrative Agent and each of the Loan Participants:

                  (a)   this Agreement;
                  (b)   the Panda-PEPCO Letter Agreement (copies only);
                  (c)   the PPC Assignment and Exclusive Sales Agreement;
                  (d)   the Collateral Assignment of PPC Assignment;
                  (e)   the Consent of PPC;
                  (f) the Amendment to PEPCO Amended and Restated Consent and Agreement and to PEPCO Compliance Certificate, dated as of July 17, 1998 (the "Amendment to PEPCO Consent"), among PEPCO, the Partnership, the Security Agent, the Owner Trustee, the Indenture Trustee, GE Capital and the Administrative Agent providing for PEPCO's approval to the amendments to the Financing Documents as set forth herein;
                  (g) the Consent to Assignment , dated as of July 17, 1998,. among PEPCO, PPC and the Partnership providing for PEPCO's consent to the Partnership's assignment of certain rights and obligations under the PPC Assignment and Exclusive Sales Agreement;
                  (h)   the Balancing Services Letter Agreement; and

                  (i) the Service Agreement, dated as of July 17, 1998, between PPC and PEPCO;
                  (j) the Confirmation Notice, dated as of July 17, 1998 between PPC and PEPCO.

 8.   MISCELLANEOUS

            8.1 EFFECTIVE DATE. This Agreement shall become effective on the date that all the conditions precedent set forth in Section 7 herein are satisfied. Thereafter, upon the receipt from PEPCO (in full and in immediately available funds) and deposit in the Revenue Account of the $3,855,992.00 required to be paid by PEPCO under Paragraph 1 of the Panda-PEPCO Letter Agreement, the Partnership shall provide to the Administrative Agent, the Owner Participant, the Security Agent and any other Person, all such information, certificates, exhibits and schedules as is required on each Basic Rent Payment Date for the purpose of administering solely the $3,855,992.00 from the Revenue Account as provided in the Security Deposit Agreement and the other Financing Documents, as amended hereby, as though such date were the April 30, 1998 Basic Rent Payment Date. Within five (5) days thereafter, the Security Agent shall administer the $3,855,992.00 and make the appropriate deposits, withdrawals and distributions from the Accounts as provided in clauses FIRST through sixth of
Section 4.3 of the Security Deposit Agreement, as amended hereby, as though such date were the April 30, 1998 Basic Rent Payment Date, without duplication of the deposits, withdrawals and distributions from the Accounts made pursuant to such clauses on the actual April 30, 1998 Basic Rent Payment Date except to the extent that the amount of any such deposit, withdrawal or distribution shall have changed as a result of the amendments to the Financing Documents made hereby. After such deposits, withdrawals and distributions have been made, (a) the Security Agent shall transfer to the Owner Participant and the Administrative Agent (or to such account or accounts as the Owner Participant and the Administrative Agent shall designate) from the cash remaining in the Revenue Account the amounts owning to each of them pursuant to Section 8.9 hereof, and (b) if the conditions precedent to cash distributions to the Partners set forth in Section 7.3 of the Participation Agreement are then satisfied (as certified in a certificate of an Authorized Officer of the Partnership and countersigned by the Administrative Agent and the Owner Participant substantially in the form of Exhibit F to the Security Deposit Agreement), the Security Agent shall distribute to the Partnership from the cash available in the Revenue Account an amount equal to the $3,855,992.00 less the sum of (i) the aggregate amount of the deposits, withdrawals and distributions made pursuant to the immediately previous sentence hereto plus (ii) the aggregate amount transferred pursuant to clause (a) of this sentence.

            8.2 NO OTHER AMENDMENTS. Except as otherwise expressly provided in this Agreement which shall be read as one with the Financing Documents as if fully set forth therein, the Financing Documents shall remain unchanged and in full force and effect and are hereby ratified and confirmed in all respects. The execution, delivery and effectiveness of this Agreement shall not, except as expressly provided herein, operate as a waiver of any right, power or remedy of any of the Administrative Agent, the Loan Participants, the Indenture Trustee, the

Owner Participant or the Owner Trustee, nor constitute a waiver of any provision of the Financing Documents.

            8.3 SEVERABILITY. In the event that any portion of this Agreement shall be invalid, illegal or unenforceable in any respect, it shall not affect the validity, legality or enforceability of any other provision of this Agreement.

            8.4 JOINT EFFORT. This Agreement shall be considered for all purposes as having been prepared through the joint efforts of the parties hereto, and shall not be construed against one party or the other as a result of the preparation, submittal or other event of negotiation, drafting or execution thereof.

            8.5 HEADINGS. The heading in this Agreement are for convenience only and are not part of the substance hereof.

            8.6 COUNTERPARTS. This Agreement may be executed in any number of separate counterparts with the same effect as if the parties had signed the same document. All counterparts shall be construed together and shall constitute one agreement.

            8.7 GOVERNING LAW. This Agreement shall be governed by and be construed in accordance with the laws of the State of New York.

            8.8 INSTRUCTIONS. Both the Owner Participant, authorized to give the instructions herein on behalf of the Owner Trustee, and the Administrative Agent, authorized to give the instructions herein on behalf of the Indenture Trustee, hereby instruct the Security Agent to execute this Agreement, the Amendment to PEPCO Consent and the Consent of PPC in accordance with Section 2.1 of the Amended and Restated Security Deposit Agreement and Section 3.10 of the Indenture. The Administrative Agent, authorized to give the instructions herein on behalf of the Loan Participants, hereby instructs the Indenture Trustee to execute this Agreement, the Amendment to PEPCO Consent and the Consent of PPC pursuant to Section 10.2 of the Indenture. The Owner Participant, authorized to give the instructions herein, hereby instructs the Owner Trustee to execute this Agreement and the Amendment to PEPCO Consent pursuant to Section 5.2 of the Trust Agreement.

            8.9 EXPENSES. The Partnership shall pay all reasonable expenses and fees incurred by the Owner Participant, the Security Agent, the Owner Trustee, the Indenture Trustee and the Administrative Agent with respect to the review, negotiation, preparation, execution and delivery of this Agreement and of any document required or contemplated hereunder, including, without limitation, all reasonable fees and expenses of Simpson Thacher & Bartlett, counsel to the Owner Participant, and all reasonable fees and expenses of Latham & Watkins, counsel to the Administrative Agent.

[REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

            IN WITNESS WHEREOF, the parties have hereunto executed this Agreement as of the day and year first written above.


                                    PANDA-BRANDYWINE, L.P.,
                                    a Delaware limited partnership


                                    By:   PANDA BRANDYWINE CORPORATION,
                                          a Delaware corporation


                                    By: _______________________________
                                    Name: _____________________________
                                    Title: ____________________________


                                    PANDA BRANDYWINE CORPORATION,
                                    a Delaware corporation

                                    By: _______________________________
                                    Name: _____________________________
                                    Title: ____________________________

                                    GENERAL ELECTRIC CAPITAL CORPORATION,
                                    a New York corporation, in its individual capacity and as the Owner Participant


                                    By: _______________________________
                                    Name: _____________________________
                                    Title: ____________________________

                                    FLEET NATIONAL BANK
                                    (formerly    known   as    Shawmut    Bank
                                    Connecticut, National Association),
                                    a national banking association,


                                    By: _______________________________
                                    Name: _____________________________
                                    Title: ____________________________

                                    FIRST SECURITY BANK, NATIONAL ASSOCIATION, a national banking association, as the Indenture Trustee


                                    By: _______________________________
                                    Name: _____________________________
                                    Title: ____________________________

                                    CREDIT SUISSE FIRST BOSTON, a bank organized and existing under the laws of Switzerland, in its individual capacity, as the Administrative Agent, as a Swap Participant, and (successor to Greenwich Funding Corporation, a Delaware Corporation) as a Loan Participant

                                    By: _______________________________
                                    Name: _____________________________
                                    Title: ____________________________

                                     By: _______________________________
                                    Name: _____________________________
                                    Title: ____________________________

                                    COOPERATIEVE CENTRALE RAIFFEISEN-
                                    BOERENLEENBANK  B.A, "RABOBANK NEDERLAND,"
                                    GRAND CAYMAN BRANCH,
                                    as a Loan Participant and a Swap Participant

                                    By: _______________________________
                                    Name: _____________________________
                                    Title: ____________________________

                                    By: _______________________________
                                    Name: _____________________________
                                    Title: ____________________________

                                    KB FINANCIAL SERVICES (IRELAND),
                                    as a Loan Participant and a Swap Participant

                                    By: _______________________________
                                    Name: _____________________________
                                    Title: ____________________________

                                    By: _______________________________
                                    Name: _____________________________
                                    Title: ____________________________

                                    MEESPIERSON CAPITAL CORP.,
                                    (successor to MeesPierson N.V.),
                                    as a Loan Participant and a Swap Participant

                                    By: _______________________________
                                    Name: _____________________________
                                    Title: ____________________________


                                    By: _______________________________
                                    Name: _____________________________
                                    Title: ____________________________

                                    BAYERISCHE VEREINSBANK AG, NEW YORK BRANCH, as a Loan Participant and a Swap Participant

                                    By: _______________________________
                                    Name: _____________________________
                                    Title: ____________________________


                                    By: _______________________________
                                    Name: _____________________________
                                    Title: ____________________________

                                    CAISSE NATIONALE DE CREDIT AGRICOLE,
                                    as a Loan Participant

                                    By: _______________________________
                                    Name: _____________________________
                                    Title: ____________________________


                                    By: _______________________________
                                    Name: _____________________________
                                    Title: ____________________________

                                    COMPAGNIE  FINANCIERE DE CIC ET DE L'UNION
                                    EUROPEENNE,
                                    as a Loan Participant

                                    By: _______________________________
                                    Name: _____________________________
                                    Title: ____________________________


                                     By: _______________________________
                                    Name: _____________________________
                                    Title: ____________________________

                                    COMMERZBANK AG ATLANTA AGENCY,
                                    as a Loan Participant


                                    By: _______________________________
                                    Name: _____________________________
                                    Title: ____________________________

                                    By: _______________________________
                                    Name: _____________________________
                                    Title: ____________________________

                                    DG BANK DEUTSCHE GENOSSENSCHAFTSBANK,
                                    CAYMAN ISLAND BRANCH,
                                    as a Loan Participant


                                    By: _______________________________
                                    Name: _____________________________
                                    Title: ____________________________

                                    By: _______________________________
                                    Name: _____________________________
                                    Title: ____________________________

                                    BAYERISCHE  HYPOTHEKEN  -  UND  WECHSEL  -
                                    BANK AG, NEW YORK BRANCH,
                                    as a Loan Participant


                                    By: _______________________________
                                    Name: _____________________________
                                    Title: ____________________________

                                    By: _______________________________
                                    Name: _____________________________
                                    Title: ____________________________

                                    THE SAKURA BANK, LTD.,
                                    as a Loan Participant

                                    By: _______________________________
                                    Name: _____________________________
                                    Title: ____________________________

                                    By: _______________________________
                                    Name: _____________________________
                                    Title: ____________________________

                                    EXHIBIT A
                       to Consent and Amendment Agreement

                          PANDA-PEPCO LETTER AGREEMENT

                                    EXHIBIT B
                       to Consent and Amendment Agreement

                 PPC ASSIGNMENT AND EXCLUSIVE SALES AGREEMENT

                                    EXHIBIT C
                       to Consent and Amendment Agreement

                       BALANCING SERVICES LETTER AGREEMENT

                                    EXHIBIT D
                       to Consent and Amendment Agreement

                         PRO FORMA FINANCIAL STATEMENTS

                                   SCHEDULE 6
                BASIC RENT FACTORS AND STIPULATED LOSS VALUES

                                                                  Schedule 6 to
                                                         Participation Agreement

                               BASIC RENT FACTORS

    BASIC RENT PAYMENT DATES              BASIC RENT FACTORS
    ------------------------              ------------------
                                           (expressed as a
                                            percentage of
                                            lessor's cost)

                1                             0.00000000
               2-5                            1.20029675
               6-9                            1.57167249
              10-13                           2.81464490
              14-17                           2.87615513
              18-21                           3.43116902
              22-25                           3.46301515
              26-29                           3.47664757
              30-33                           3.47674760
              34-37                           3.48179760
              38-41                           3.42509587
              42-45                           3.41354975
              46-49                           3.40486159
              50-53                           3.39221516
              54-57                           3.46319234
              58-61                           3.66733571
              62-65                           3.48825657
              66-69                           3.51034280
              70-73                           3.54490113
              74-77                           3.58090559
              78-80                           3.15861490

                                                                   Schedule 6 to
                                                         Participation Agreement

                              STIPULATED LOSS VALUE
                      (Does not include Accrued Basic Rent)

                                            PERCENTAGE OF
         SETTLEMENT DATE                    LESSOR'S COST
         ---------------                    -------------
           Jul 17 1998                       112.64536213
           Jul 31 1998                       112.71308712
           Oct 31 1998                       113.91731461
           Jan 31 1999                       115.14498938
           Apr 30 1999                       115.01708587
           Jul 31 1999                       114.93505309
           Oct 31 1999                       114.84492657
           Jan 31 2000                       114.78081328
           Apr 30 2000                       114.54875403
           Jul 31 2000                       114.33061011
           Oct 31 2000                       114.10386054
           Jan 31 2001                       113.92031850
           Apr 30 2001                       113.05472531
           Jul 31 2001                       112.22369205
           Oct 31 2001                       111.37277588
           Jan 31 2002                       110.52885184
           Apr 30 2002                       109.51177897
           Jul 31 2002                       108.52606794
           Oct 31 2002                       107.51748310
           Jan 31 2003                       106.52235014
           Apr 30 2003                       105.36380230
           Jul 31 2003                       104.23224238
           Oct 31 2003                       103.07404271
           Jan 31 2004                       101.93217098
           Apr 30 2004                       100.68618945
           Jul 31 2004                       99.47544283
           Oct 31 2004                       98.27413562
           Jan 31 2005                       97.13086772
           Apr 30 2005                       95.88018356
           Jul 31 2005                       94.68950681
           Oct 31 2005                       93.48603662
           Jan 31 2006                       92.30641592
           Apr 30 2006                       91.05464194.
           Jul 31 2006                       89.84134564.
           Oct 31 2006                       88.62198077
           Jan 31 2007                       87.42375473
           Apr 30 2007                       86.11963871
           Jul 31 2007                       84.84935696
           Oct 31 2007                       83.57109181
                                            PERCENTAGE OF
         SETTLEMENT DATE                    LESSOR'S COST
         ---------------                    -------------
           Jan 31 2008                       82.31174988
           Apr 30 2008                       80.97168221
           Jul 31 2008                       79.64806236
           Oct 31 2008                       78.32198898
           Jan 31 2009                       77.04289304
           Apr 30 2009                       75.65696295
           Jul 31 2009                       74.30342694
           Oct 31 2009                       72.94648339
           Jan 31 2010                       71.61222862
           Apr 30 2010                       70.09815797
           Jul 31 2010                       68.60949239
           Oct 31 2010                       67.11289778
           Jan 31 2011                       65.63397417
           Apr 30 2011                       63.83933843
           Jul 31 2011                       62.05867000
           Oct 31 2011                       60.25987307
           Jan 31 2012                       58.48589904
           Apr 30 2012                       56.77569776
           Jul 31 2012                       55.06217957
           Oct 31 2012                       53.33251719
           Jan 31 2013                       51.61230087
           Apr 30 2013                       49.75708704
           Jul 31 2013                       47.91950660
           Oct 31 2013                       46.07511493
           Jan 31 2014                       44.24972466
           Apr 30 2014                       42.28993909
           Jul 31 2014                       40.34052308
           Oct 31 2014                       38.38062448
           Jan 31 2015                       36.34313514
           Apr 30 2015                       34.12331390
           Jul 31 2015                       31.83033821
           Oct 31 2015                       29.44090323
           Jan 31 2016                       26.94407615
           Apr 30 2016                       24.73495288
           Jul 31 2016                       22.42381459
           Oct 31 2016                       20.00000000

                                   SCHEDULE C
                               BASIC RENT FACTORS

                          SCHEDULE C TO FACILITY LEASE
                                   BASIC RENT

                           BASIC RENT FACTOR
                            (EXPRESSED AS A
                             PERCENTAGE OF            BASIC RENT
BASIC RENT PAYMENT DATES     LESSOR'S COST)              ($)
------------------------   -----------------        -------------
      Jan 31 1997                                 $
      Apr 30 1997              1.20029675         $  2,610,509.14
      Jul 31 1997              1.20029675         $  2,610,509.14
      Oct 31 1997              1.20029675         $  2,610,509.14
      Jan 31 1998              1.20029675         $  2,610,509.14
      Apr 30 1998              1.57187249         $  3,418,644.18
      Jul 31 1998              1.57187249         $  3,418,644.18
      Oct 31 1998              1.57187249         $  3,418,644.18
      Jan 31 1999              1.57187249         $  3,418,644.18
      Apr 30 1999              2.81464490         $  6,121,533.05
      Jul 31 1999              2.81464490         $  6,121,533.05
      Oct 31 1999              2.81464490         $  6,121,533.05
      Jan 31 2000              2.81464490         $  6,121,533.05
      Apr 30 2000              2.87615513         $  6,255,310.82
      Jul 31 2000              2.87615513         $  6,255,310.82
      Oct 31 2000              2.87615513         $  6,255,310.82
      Jan 31 2001              2.87615513         $  6,255,310.82
      Apr 30 2001              3.43116902         $  7,462,403.00
      Jul 31 2001              3.43116902         $  7,462,403.00
      Oct 31 2001              3.43116902         $  7,462,403.00
      Jan 31 2002              3.43116902         $  7,462,403.00
      Apr 30 2002              3.46301515         $  7,531,664.73
      Jul 31 2002              3.46301515         $  7,531,664.73
      Oct 31 2002              3.46301515         $  7,531,664.73
      Jan 31 2003              3.46301515         $  7,531,664.73
      Apr 30 2003              3.47664757         $  7,561,313.70
      Jul 31 2003              3.47664757         $  7,561,313.70
      Oct 31 2003              3.47664757         $  7,561,313.70
      Jan 31 2004              3.47664757         $  7,561,313.70
      Apr 30 2004              3.47674760         $  7,561,531.25
      Jul 31 2004              3.47674760         $  7,561,531.25
      Oct 31 2004              3.47674760         $  7,561,531.25
      Jan 31 2005              3.47674760         $  7,561,531.25
      Apr 30 2005              3.48179760         $  7,572,514.42
      Jul 31 2005              3.48179760         $  7,572,514.42
      Oct 31 2005              3.48179760         $  7,572,514.42
      Jan 31 2006              3.48179760         $  7,572,514.42
      Apr 30 2006              3.42509587         $  7,449,194.60
      Jul 31 2006              3.42509587         $  7,449,194.60
      Oct 31 2006              3.42509587         $  7,449,194.60

                          SCHEDULE C TO FACILITY LEASE
                                   BASIC RENT

                           BASIC RENT FACTOR
                            (EXPRESSED AS A
                             PERCENTAGE OF            BASIC RENT
BASIC RENT PAYMENT DATES     LESSOR'S COST)              ($)
------------------------   -----------------        -------------
      Jan 31 2007              3.42509587         $  7,449,194.60
      Apr 30 2007              3.41354975         $  7,424,083.10
      Jul 31 2007              3.41354975         $  7,424,083.10
      Oct 31 2007              3.41354975         $  7,424,083.10
      Jan 31 2008              3.41354975         $  7,424,083.10
      Apr 30 2008              3.40486159         $  7,405,187.33
      Jul 31 2008              3.40486159         $  7,405,187.33
      Oct 31 2008              3.40486159         $  7,405,187.33
      Jan 31 2009              3.40486159         $  7,405,187.33
      Apr 30 2009              3.39221516         $  7,377,682.78
      Jul 31 2009              3.39221516         $  7,377,682.78
      Oct 31 2009              3.39221516         $  7,377,682.78
      Jan 31 2010              3.39221516         $  7,377,682.78
      Apr 30 2010              3.46319234         $  7,532,050.10
      Jul 31 2010              3.46319234         $  7,532,050.10
      Oct 31 2010              3.46319234         $  7,532,050.10
      Jan 31 2011              3.46319234         $  7,532,050.10
      Apr 30 2011              3.66733571         $  7,976,038.75
      Jul 31 2011              3.66733571         $  7,976,038.75
      Oct 31 2011              3.66733571         $  7,976,038.75
      Jan 31 2012              3.66733571         $  7,976,038.75
      Apr 30 2012              3.48825657         $  7,586,561.94
      Jul 31 2012              3.48825657         $  7,586,561.94
      Oct 31 2012              3.48825657         $  7,586,561.94
      Jan 31 2013              3.48825657         $  7,586,561.94
      Apr 30 2013              3.51034280         $  7,634,597.00
      Jul 31 2013              3.51034280         $  7,634,597.00
      Oct 31 2013              3.51034280         $  7,634,597.00
      Jan 31 2014              3.51034280         $  7,634,597.00
      Apr 30 2014              3.54490113         $  7,709,757.44
      Jul 31 2014              3.54490113         $  7,709,757.44
      Oct 31 2014              3.54490113         $  7,709,757.44
      Jan 31 2015              3.54490113         $  7,709,757.44
      Apr 30 2015              3.58090559         $  7,788,063.04
      Jul 31 2015              3.58090559         $  7,788,063.04
      Oct 31 2015              3.58090559         $  7,788,063.04
      Jan 31 2016              3.58090559         $  7,788,063.04
      Apr 30 2016              3.15861490         $  6,869,628.74
      Jul 31 2016              3.15861490         $  6,869,628.74
      Oct 31 2016              3.15861490         $  6,869,628.74

                                   SCHEDULE D
                             STIPULATED LOSS VALUES

                          SCHEDULE D TO FACILITY LEASE

                             STIPULATED LOSS VALUES
                      (Does Not Include Accrued Basic Rent)

                                             STIPULATED LOSS VALUE
                                           (Expressed as a Percentage
BASIC RENT PAYMENT DATES                        of Lessor's Cost)
------------------------                    -------------------------
      Jul 17 1998                                112.64536213
      Jul 31 1998                                112.71308712
      Oct 31 1998                                113.91731461
      Jan 31 1998                                115.14498938
      Apr 30 1999                                115.01708587
      Jul 31 1999                                114.93505309
      Oct 31 1999                                114.84492657
      Jan 31 2000                                114.78081328
      Apr 30 2000                                114.54875403
      Jul 31 2000                                114.33031011
      Oct 31 2000                                114.10386054
      Jan 31 2001                                113.92031850
      Apr 30 2001                                113.05472531
      Jul 31 2001                                112.22369205
      Oct 31 2001                                111.37277588
      Jan 31 2002                                110.52885184
      Apr 30 2002                                109.51177897
      Jul 31 2002                                108.52606794
      Oct 31 2002                                107.51748310
      Jan 31 2003                                106.52235014
      Apr 30 2003                                105.36380230
      Jul 31 2003                                104.23224238
      Oct 31 2003                                103.07404271
      Jan 31 2004                                101.93217098
      Apr 30 2004                                100.68618945
      Jul 31 2004                                 99.47544283
      Oct 31 2004                                 98.27413562
      Jan 31 2005                                 97.13086772
      Apr 30 2005                                 95.88018356
      Jul 31 2005                                 94.68950681
      Oct 31 2005                                 93.48603662
      Jan 31 2006                                 92.30641592
      Apr 30 2006                                 91.05484194
      Jul 31 2006                                 89.84134564
      Oct 31 2006                                 88.62198077

                          SCHEDULE D TO FACILITY LEASE

                             STIPULATED LOSS VALUES
                      (Does Not Include Accrued Basic Rent)

                                             STIPULATED LOSS VALUE
                                           (Expressed as a Percentage
BASIC RENT PAYMENT DATES                        of Lessor's Cost)
------------------------                    -------------------------
      Jan 31 2007                                 87.42375473
      Apr 30 2007                                 86.11963871
      Jul 31 2007                                 84.84935696
      Oct 31 2007                                 83.57109181
      Jan 31 2008                                 82.31174988
      Apr 30 2008                                 80.97168221
      Jul 31 2008                                 79.64806236
      Oct 31 2008                                 78.32198898
      Jan 31 2009                                 77.04289304
      Apr 30 2009                                 75.65696295
      Jul 31 2009                                 74.30342694
      Oct 31 2009                                 72.94648339
      Jan 31 2010                                 71.61222862
      Apr 30 2010                                 70.09815797
      Jul 31 2010                                 68.60949239
      Oct 31 2010                                 67.11289778
      Jan 31 2011                                 65.63397417
      Apr 30 2011                                 63.83933843
      Jul 31 2011                                 62.05867000
      Oct 31 2011                                 60.25987307
      Jan 31 2012                                 58.48589904
      Apr 30 2012                                 56.77569776
      Jul 31 2012                                 55.06217957
      Oct 31 2012                                 53.33251719
      Jan 31 2013                                 51.61230087
      Apr 30 2013                                 49.75708704
      Jul 31 2013                                 47.91950660
      Oct 31 2013                                 46.17511493
      Jan 31 2014                                 44.24972466
      Apr 30 2014                                 42.28993909
      Jul 31 2014                                 40.34052308
      Oct 31 2014                                 38.38062448
      Jan 31 2015                                 36.34313514
      Apr 30 2015                                 34.12331390
      Jul 31 2015                                 31.83033821
      Oct 31 2015                                 29.44090323
      Jan 31 2016                                 26.94407615
      Apr 30 2016                                 24.73495288
      Jul 31 2016                                 22.42381459
      Oct 31 2016                                 20.00000000